EXHIBIT 99.1

ServisFirst Bancshares, Inc. Announces Results for Second Quarter of 2017

BIRMINGHAM, Ala., July 17, 2017 (GLOBE NEWSWIRE) -- ServisFirst Bancshares, Inc. (NASDAQ:SFBS), today announced earnings and operating results for the quarter and six months ended June 30, 2017.

SECOND QUARTER 2017 HIGHLIGHTS:

  Net income of $24.2 million and diluted EPS of $0.45 for the second quarter of 2017, an increase of 28% and 25%, respectively, year over year
  Diluted EPS of $0.86 for the six months ended June 30, 2017, an 18% increase year over year
  Loans and deposits increased 18% and 16%, respectively, year over year
  Loans increased 16% for the quarter on an annualized basis

Tom Broughton, President and CEO, said, “We are pleased that customer retention and new customer activity is very strong year to date, driving continued EPS growth.”  Bud Foshee, CFO, stated, “Higher interest rates have led to margin improvement in the second quarter, as well as a lower efficiency ratio.  Based on the June rate increase, we should see further margin improvement in the third quarter.”

FINANCIAL SUMMARY (UNAUDITED)
(in Thousands except share and per share amounts)

On December 20, 2016, the Company effected a two-for-one split of its common stock in the form of a stock dividend. All shares and per share information for prior periods in this release has been adjusted to give effect to this stock split.

	Period Ending June 30, 2017	Period Ending March 31, 2017	% Change From Period Ending March 31, 2017 to Period Ending June 30, 2017	Period Ending June 30, 2016	% Change From Period Ending June 30, 2016 to Period Ending June 30, 2017
QUARTERLY OPERATING RESULTS
Net Income	$24,164	$22,519	7%	$18,876	28%
Net Income Available to Common Stockholders	$24,133	$22,519	7%	$18,853	28%
Diluted Earnings Per Share	$0.45	$0.42	7%	$0.36	25%
Return on Average Assets	1.55%	1.45%		1.37%
Return on Average Common Stockholders' Equity	17.36%	17.09%		15.79%
Average Diluted Shares Outstanding	54,100,604	54,133,722		53,452,526

YEAR-TO-DATE OPERATING RESULTS
Net Income	$46,683			$38,832	20%
Net Income Available to Common Stockholders	$46,652			$38,809	20%
Diluted Earnings Per Share	$0.86			$0.73	18%
Return on Average Assets	1.50%			1.45%
Return on Average Common Stockholders' Equity	17.23%			16.57%
Average Diluted Shares Outstanding	54,117,072			53,293,074

BALANCE SHEET
Total Assets	$6,329,599	$6,336,165	-%	$5,646,055	12%
Loans	5,343,688	5,151,984	4%	4,536,338	18%
Non-interest-bearing Demand Deposits	1,373,353	1,292,440	6%	1,185,668	16%
Total Deposits	5,394,810	5,361,532	1%	4,667,795	16%
Stockholders' Equity	567,086	545,148	4%	489,097	16%

DETAILED FINANCIALS

ServisFirst Bancshares, Inc. reported net income of $24.2 million and net income available to common stockholders of $24.1 million for the quarter ended June 30, 2017, compared to net income and net income available to common stockholders of $18.9 million for the same quarter in 2016.  Basic and diluted earnings per common share were $0.46 and $0.45, respectively, for the second quarter of 2017, compared to $0.36 and $0.36, respectively, for the second quarter of 2016.

Return on average assets was 1.55% and return on average equity was 17.36% for the second quarter of 2017, compared to 1.37% and 15.79%, respectively, for the second quarter of 2016.

Net interest income was $55.6  million for the second quarter of 2017, compared to $52.1 million for the first quarter of 2017 and $45.9 million for the second quarter of 2016.  The net interest margin in the second quarter of 2017 was 3.77%, a 24 basis point increase from the first quarter of 2017 and a 26 basis point increase from the second quarter of 2016.  The increase in net interest income on a linked quarter basis is attributable to a $229.7 million increase in average loans outstanding, a $84.0 million increase in non-interest-bearing deposits and a $321.6 million decrease in average federal funds sold and interest-bearing balances with banks, all resulting in a positive mix change in our balance sheet.  The average yield on loans increased nine basis points to 4.60% on a linked quarter basis.

Average loans for the second quarter of 2017 were $5.23 billion, an increase of $229.7 million, or 5%, over average loans of $5.00 billion for the first quarter of 2017, and an increase of $811.5 million, or 18%, over average loans of $4.42 billion for the second quarter of 2016.

Average total deposits for the second quarter of 2017 were $5.27 billion, a decrease of $46.8 million, or 1%, over average total deposits of $5.32 billion for the first quarter of 2017, and an increase of $792.2 million, or 18%, over average total deposits of $4.48 billion for the second quarter of 2016.

Non-performing assets to total assets were 0.23% for the second quarter of 2017, a decrease of four basis points compared to 0.27% for the first quarter of 2017 and an increase of six basis points compared to 0.17% for the second quarter of 2016.  Net credit charge-offs to average loans were 0.25%, a one basis point increase compared to 0.24% for the first quarter of 2017 and a seven basis point increase compared to 0.18% for the second quarter of 2016.  We recorded a $4.4 million provision for loan losses in the second quarter of 2017 compared to $5.0 million in the first quarter of 2017 and $3.8 million in the second quarter of 2016.  The allowance for loan loss as a percentage of total loans was 1.03% at June 30, 2017 compared to 1.05% at March 31, 2017 and 1.04% at June 30, 2016.  In management’s opinion, the allowance is adequate and was determined by consistent application of ServisFirst Bank’s methodology for calculating its allowance for loan losses.

Non-interest income increased by $958,000 during the second quarter of 2017, or 25%, compared to the second quarter of 2016.  Mortgage banking revenue increased by $163,000 in the second quarter of 2017, or 18%, compared to the second quarter of 2016.  Cash surrender value of life insurance increased to $785,000 during the second quarter of 2017, compared to $655,000 during the second quarter of 2016.  Credit card revenue increased $617,000, or 108%, to $1.2 million during the second quarter of 2017, compared to $572,000 during the second quarter of 2016.

Non-interest expense for the second quarter of 2017 increased $2.4 million, or 12%, to $21.9 million from $19.5 million in the second quarter of 2016, and increased $608,000, or 3%, on a linked quarter basis.  Salary and benefit expense for the second quarter of 2017 increased $1.3 million, or 12%, to $12.0 million from $10.7 million in the second quarter of 2016, and increased $318,000, or 3%, on a linked quarter basis.  Equipment and Occupancy expense increased $242,000, or 12%, to $2.3 million in the second quarter of 2017, from $2.0 million in the second quarter of 2016.  This increase in equipment and occupancy expense was attributable to new offices in our Tampa Bay, Florida and Charleston, South Carolina regions, which were relocations from temporary facilities we previously occupied.  Other operating expense for the second quarter of 2017 increased $729,000, or 15%, to $5.6 million from $4.9 million in the second quarter of 2016.  This was primarily the result of higher credit card processing expenses and higher Federal Reserve Bank service charges related to increased correspondent banking activities.

Income tax expense increased $2.4 million, or 32%, to $10.0 million in the second quarter of 2017, compared to $7.6 million in the second quarter of 2016.  In the second quarter of 2016 we adopted the amendments in Accounting Standards Update 2016-09  using the modified retrospective method.  Accordingly, we recognized excess tax benefits from the exercise and vesting of stock options and restricted stock of $1.4 million in the second quarter of 2017, compared to $1.2 million in the second quarter of 2016.  Our effective tax rate for the second quarter of 2017 and 2016 was 29.2% and 28.6%, respectively.

GAAP Reconciliation and Management Explanation of Non-GAAP Financial Measures

This press release contains certain non-GAAP financial measures, including tangible common stockholders’ equity, total tangible assets, tangible book value per share and tangible common equity to total tangible assets, each of which excludes goodwill and core deposit intangibles associated with our acquisition of Metro Bancshares, Inc. in January 2015.  We believe these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however, we acknowledge that these non-GAAP financial measures have a number of limitations.  As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies, including those in our industry, use.  The following reconciliation table provides a more detailed analysis of the non-GAAP financial measures as of and for the comparative periods presented in this press release.  Dollars are in thousands, except share and per share data.

	At June 30, 2017	At March 31, 2017	At December 31, 2016	At September 30, 2016	At June 30, 2016
Book value per share - GAAP	$10.72	$10.32	$9.93	$9.65	$9.32
Total common stockholders' equity - GAAP	567,086	545,148	522,889	507,886	489,097
Adjustments:
Adjusted for goodwill and core deposit intangible asset	14,855	14,924	14,996	15,073	15,154
Tangible common stockholders' equity - non-GAAP	$552,231	$530,224	$507,893	$492,813	$473,943
Tangible book value per share - non-GAAP	$10.44	$10.04	$9.65	$9.37	$9.03

Stockholders' equity to total assets - GAAP	8.96%	8.60%	8.21%	8.46%	8.66%
Total assets - GAAP	$6,329,599	$6,336,165	$6,370,448	$6,002,621	$5,646,055
Adjustments:
Adjusted for goodwill and core deposit intangible asset	14,855	14,924	14,996	15,073	15,154
Total tangible assets - non-GAAP	$6,314,744	$6,321,241	$6,355,452	$5,987,548	$5,630,901
Tangible common equity to total tangible assets - non-GAAP	8.75%	8.39%	7.99%	8.23%	8.42%

About ServisFirst Bancshares, Inc.

ServisFirst Bancshares, Inc. is a bank holding company based in Birmingham, Alabama. Through its subsidiary ServisFirst Bank, ServisFirst Bancshares, Inc. provides business and personal financial services from locations in Birmingham, Huntsville, Montgomery, Mobile and Dothan, Alabama, Pensacola and Tampa Bay, Florida, Atlanta, Georgia, Charleston, South Carolina and Nashville, Tennessee.

ServisFirst Bancshares, Inc. files periodic reports with the U.S. Securities and Exchange Commission (SEC).  Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at http://www.servisfirstbancshares.com/.

Statements in this press release that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.  The words "believe," "expect," "anticipate," "project," “plan,” “intend,” “will,” “would,” “might” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. ServisFirst Bancshares, Inc. cautions that such forward-looking statements, wherever they occur in this press release or in other statements attributable to ServisFirst Bancshares, Inc., are necessarily estimates reflecting the judgment of ServisFirst Bancshares, Inc.’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.  Such forward-looking statements should, therefore, be considered in light of various factors that could affect the accuracy of such forward-looking statements, including: general economic conditions, especially in the credit markets and in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in our loan portfolio and the deposit base; possible changes in laws and regulations and governmental monetary and fiscal policies, including, but not limited to, economic stimulus initiatives; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and the value of collateral; the effect of natural disasters, such as hurricanes and tornados, in our geographic markets; and increased competition from both banks and non-bank financial institutions.  The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-looking Statements” and “Risk Factors” in our most recent Annual Report on Form 10-K and our other SEC filings. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained herein. Accordingly, you should not place undue reliance on any forward-looking statements, which speak only as of the date made.  ServisFirst Bancshares, Inc. assumes no obligation to update or revise any forward-looking statements that are made from time to time.

More information about ServisFirst Bancshares, Inc. may be obtained over the Internet at http://www.servisfirstbancshares.com/ or by calling (205) 949-0302.

SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(In thousands except share and per share data)
	2nd Quarter 2017	1st Quarter 2017	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016
CONSOLIDATED STATEMENT OF INCOME
Interest income	$63,538	$59,517	$56,200	$54,691	$52,050
Interest expense	7,971	7,465	7,091	6,773	6,159
Net interest income	55,567	52,052	49,109	47,918	45,891
Provision for loan losses	4,381	4,986	4,075	3,464	3,800
Net interest income after provision for loan losses	51,186	47,066	45,034	44,454	42,091
Non-interest income	4,805	4,546	6,039	4,791	3,847
Non-interest expense	21,875	21,267	22,037	20,162	19,504
Income before income tax	34,116	30,345	29,036	29,083	26,434
Provision for income tax	9,952	7,826	7,298	8,174	7,558
Net income	24,164	22,519	21,738	20,909	18,876
Preferred stock dividends	31	-	24	-	23
Net income available to common stockholders	$24,133	$22,519	$21,714	$20,909	$18,853
Earnings per share - basic	$0.46	$0.43	$0.41	$0.40	$0.36
Earnings per share - diluted	$0.45	$0.42	$0.40	$0.39	$0.36
Average diluted shares outstanding	54,100,604	54,133,722	53,961,160	53,879,328	53,452,526

CONSOLIDATED BALANCE SHEET DATA
Total assets	$6,329,599	$6,336,165	$6,370,448	$6,002,621	$5,646,055
Loans	5,343,688	5,151,984	4,911,770	4,631,822	4,536,338
Debt securities	518,065	526,023	447,427	377,270	347,706
Non-interest-bearing demand deposits	1,373,353	1,292,440	1,281,605	1,269,726	1,185,668
Total deposits	5,394,810	5,361,532	5,420,311	5,081,128	4,664,795
Borrowings	55,075	55,169	55,262	55,356	55,450
Stockholders' equity	$567,086	$545,148	$522,889	$507,866	$489,097

Shares outstanding	52,909,362	52,812,396	52,636,896	52,610,896	52,503,896
Book value per share	$10.72	$10.32	$9.93	$9.65	$9.32
Tangible book value per share (1)	$10.44	$10.04	$9.65	$9.37	$9.03

SELECTED FINANCIAL RATIOS
Net interest margin	3.77%	3.53%	3.30%	3.35%	3.51%
Return on average assets	1.55%	1.45%	1.39%	1.39%	1.37%
Return on average common stockholders' equity	17.36%	17.09%	16.71%	16.66%	15.79%
Efficiency ratio	36.23%	37.58%	39.96%	38.25%	39.21%
Non-interest expense to average earning assets	1.47%	1.43%	1.46%	1.39%	1.50%

CAPITAL RATIOS (2)
Common equity tier 1 capital to risk-weighted assets	9.72%	9.67%	9.78%	9.91%	9.83%
Tier 1 capital to risk-weighted assets	9.73%	9.68%	9.78%	9.92%	9.84%
Total capital to risk-weighted assets	11.67%	11.66%	11.84%	12.03%	11.98%
Tier 1 capital to average assets	8.88%	8.46%	8.22%	8.20%	8.52%
Tangible common equity to total tangible assets (1)	8.75%	8.39%	7.99%	8.23%	8.42%

(1) See "GAAP Reconciliation and Management Explanation of Non-GAAP Financial Measures" for a discussion of these Non-GAAP financial measures.
(2) Regulatory capital ratios for most recent period are preliminary.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)
	June 30, 2017	June 30, 2016	% Change
ASSETS
Cash and due from banks	$71,181	$54,985	29%
Interest-bearing balances due from depository institutions	134,694	417,703	(68)%
Federal funds sold	49,443	116,038	(57)%
Cash and cash equivalents	255,318	588,726	(57)%
Available for sale debt securities, at fair value	438,808	321,044	37%
Held to maturity debt securities (fair value of $80,532 and $30,717 at
June 30, 2017 and 2016, respectively)	79,257	29,662	167%
Restricted equity securities	1,037	5,671	(82)%
Mortgage loans held for sale	5,673	7,933	(28)%
Loans	5,343,688	4,536,338	18%
Less allowance for loan losses	(55,059)	(46,998)	17%
Loans, net	5,288,629	4,489,340	18%
Premises and equipment, net	51,797	23,221	123%
Goodwill and other identifiable intangible assets	14,855	15,154	(2)%
Other assets	194,225	165,304	17%
Total assets	$6,329,599	$5,646,055	12%
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest-bearing	$1,373,353	$1,185,668	16%
Interest-bearing	4,021,457	3,482,127	15%
Total deposits	5,394,810	4,667,795	16%
Federal funds purchased	300,226	420,430	(29)%
Other borrowings	55,075	55,450	(1)%
Other liabilities	12,402	13,283	(7)%
Total liabilities	5,762,513	5,156,958	12%
Stockholders' equity:
Preferred stock, Series A Senior Non-Cumulative Perpetual, par value $0.001
(liquidation preference $1,000), net of discount; no shares authorized,
no shares issued or outstanding at June 30, 2017 and 2016	-	-	-%
Preferred stock, par value $0.001 per share; 1,000,000 shares authorized and
undesignated at June 30, 2017 and 2016	-	-	-%
Common stock, par value $0.001 per share; 100,000,000 shares authorized;
52,909,362 shares issued and outstanding at June 30, 2017 and 52,503,896
shares issued and outstanding at June 30, 2016	53	52	2%
Additional paid-in capital	217,271	214,525	1%
Retained earnings	348,517	268,739	30%
Accumulated other comprehensive income	743	5,404	(86)%
Noncontrolling interest	502	377	33%
Total stockholders' equity	567,086	489,097	16%
Total liabilities and stockholders' equity	$6,329,599	$5,646,055	12%

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(In thousands except per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Interest income:
Interest and fees on loans	$59,912	$49,210	$115,468	$96,457
Taxable securities	2,274	1,238	4,361	2,507
Nontaxable securities	752	834	1,517	1,692
Federal funds sold	287	210	806	283
Other interest and dividends	313	558	903	1,072
Total interest income	63,538	52,050	123,055	102,011
Interest expense:
Deposits	6,321	4,633	12,303	8,994
Borrowed funds	1,650	1,526	3,133	2,947
Total interest expense	7,971	6,159	15,436	11,941
Net interest income	55,567	45,891	107,619	90,070
Provision for loan losses	4,381	3,800	9,367	5,859
Net interest income after provision for loan losses	51,186	42,091	98,252	84,211
Non-interest income:
Service charges on deposit accounts	1,382	1,306	2,736	2,613
Mortgage banking	1,064	901	1,963	1,569
Credit card income	1,189	572	2,368	1,041
Securities gains	-	(3)	-	(3)
Increase in cash surrender value life insurance	785	655	1,509	1,279
Other operating income	385	416	775	783
Total non-interest income	4,805	3,847	9,351	7,282
Non-interest expense:
Salaries and employee benefits	12,031	10,733	23,744	21,800
Equipment and occupancy expense	2,265	2,023	4,505	4,008
Professional services	808	999	1,579	1,737
FDIC and other regulatory assessments	1,081	803	2,078	1,553
Other real estate owned expense	56	41	132	490
Other operating expense	5,634	4,905	11,104	9,206
Total non-interest expense	21,875	19,504	43,142	38,794
Income before income tax	34,116	26,434	64,461	52,699
Provision for income tax	9,952	7,558	17,778	13,867
Net income	24,164	18,876	46,683	38,832
Dividends on preferred stock	31	23	31	23
Net income available to common stockholders	$24,133	$18,853	$46,652	$38,809
Basic earnings per common share	$0.46	$0.36	$0.88	$0.74
Diluted earnings per common share	$0.45	$0.36	$0.86	$0.73

LOANS BY TYPE (UNAUDITED)
(In thousands)

	2nd Quarter 2017	1st Quarter 2017	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016
Commercial, financial and agricultural	$2,123,498	$2,061,503	$1,982,267	$1,885,315	$1,892,870
Real estate - construction	395,398	345,777	335,085	292,721	251,144
Real estate - mortgage:
Owner-occupied commercial	1,272,659	1,262,578	1,171,719	1,138,308	1,117,514
1-4 family mortgage	565,121	554,261	536,805	520,394	494,733
Other mortgage	931,788	872,955	830,683	740,127	725,336
Subtotal: Real estate - mortgage	2,769,568	2,689,794	2,539,207	2,398,829	2,337,583
Consumer	55,224	54,910	55,211	54,957	54,741
Total loans	$5,343,688	$5,151,984	$4,911,770	$4,631,822	$4,536,338

SUMMARY OF LOAN LOSS EXPERIENCE (UNAUDITED)
(Dollars in thousands)
	2nd Quarter 2017	1st Quarter 2017	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016
Allowance for loan losses:
Beginning balance	$53,892	$51,893	$48,933	$46,998	$45,145
Loans charged off:
Commercial, financial and agricultural	3,067	2,855	1,059	1,270	1,412
Real estate - construction	40	-	-	79	355
Real estate - mortgage	106	266	45	144	191
Consumer	33	75	82	81	31
Total charge offs	3,246	3,196	1,186	1,574	1,989
Recoveries:
Commercial, financial and agricultural	16	190	10	35	1
Real estate - construction	14	16	12	9	39
Real estate - mortgage	2	2	46	1	2
Consumer	-	1	3	-	-
Total recoveries	32	209	71	45	42
Net charge-offs	3,214	2,987	1,115	1,529	1,947
Provision for loan losses	4,381	4,986	4,075	3,464	3,800
Ending balance	$55,059	$53,892	$51,893	$48,933	$46,998

Allowance for loan losses to total loans	1.03%	1.05%	1.06%	1.05%	1.04%
Allowance for loan losses to total average
loans	1.05%	1.08%	1.10%	1.07%	1.06%
Net charge-offs to total average loans	0.25%	0.24%	0.09%	0.13%	0.18%
Provision for loan losses to total average
loans	0.34%	0.40%	0.34%	0.30%	0.34%
Nonperforming assets:
Nonaccrual loans	$9,963	$12,084	$10,624	$6,647	$4,730
Loans 90+ days past due and accruing	1,016	16	6,263	43	423
Other real estate owned and
repossessed assets	3,891	5,102	4,988	3,035	4,260
Total	$14,870	$17,202	$21,875	$9,725	$9,413

Nonperforming loans to total loans	0.21%	0.23%	0.34%	0.14%	0.11%
Nonperforming assets to total assets	0.23%	0.27%	0.34%	0.16%	0.17%
Nonperforming assets to earning assets	0.24%	0.28%	0.35%	0.16%	0.17%
Reserve for loan losses to nonaccrual loans	552.63%	445.98%	488.45%	736.17%	993.62%

Restructured accruing loans	$12,716	$536	$558	$6,738	$6,753

Restructured accruing loans to total loans	0.24%	0.01%	0.01%	0.14%	0.15%

TROUBLED DEBT RESTRUCTURINGS (TDRs) (UNAUDITED)
(In thousands)
	2nd Quarter 2017	1st Quarter 2017	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016
Beginning balance:	$7,269	$7,292	$6,738	$6,753	$6,763
Additions	12,716	-	-	-	-
Removal from TDR	(535)	-	-	-	-
Net (paydowns) / advances	(1,380)	(23)	554	(15)	(10)
Charge-offs	(1,700)	-	-	-	-
	$16,370	$7,269	$7,292	$6,738	$6,753

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(In thousands except per share data)
	2nd Quarter 2017	1st Quarter 2017	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016
Interest income:
Interest and fees on loans	$59,912	$55,556	$52,533	$51,598	$49,210
Taxable securities	2,274	2,087	1,604	1,107	1,238
Nontaxable securities	752	765	785	823	834
Federal funds sold	287	519	377	347	210
Other interest and dividends	313	590	901	816	558
Total interest income	63,538	59,517	56,200	54,691	52,050
Interest expense:
Deposits	6,321	5,982	5,817	5,358	4,611
Borrowed funds	1,650	1,483	1,274	1,415	1,548
Total interest expense	7,971	7,465	7,091	6,773	6,159
Net interest income	55,567	52,052	49,109	47,918	45,891
Provision for loan losses	4,381	4,986	4,075	3,464	3,800
Net interest income after provision for loan losses	51,186	47,066	45,034	44,454	42,091
Non-interest income:
Service charges on deposit accounts	1,382	1,354	1,375	1,367	1,306
Mortgage banking	1,064	899	1,044	1,112	901
Credit card income	1,189	1,179	1,052	1,114	572
Securities gains	-	-	-	-	(3)
Increase in cash surrender value life insurance	785	724	745	770	655
Other operating income	385	390	1,823	428	416
Total non-interest income	4,805	4,546	6,039	4,791	3,847
Non-interest expense:
Salaries and employee benefits	12,031	11,713	11,197	10,958	10,733
Equipment and occupancy expense	2,265	2,250	1,877	2,100	2,023
Professional services	808	771	1,058	1,182	999
FDIC and other regulatory assessments	1,081	997	1,072	775	803
Other real estate owned expense	56	76	91	178	41
Other operating expense	5,634	5,460	6,742	4,969	4,905
Total non-interest expense	21,875	21,267	22,037	20,162	19,504
Income before income tax	34,116	30,345	29,036	29,083	26,434
Provision for income tax	9,952	7,826	7,298	8,174	7,558
Net income	24,164	22,519	21,738	20,909	18,876
Dividends on preferred stock	31	-	24	-	23
Net income available to common stockholders	$24,133	$22,519	$21,714	$20,909	$18,853
Basic earnings per common share	$0.46	$0.43	$0.41	$0.40	$0.36
Diluted earnings per common share	$0.45	$0.42	$0.40	$0.39	$0.36

AVERAGE BALANCE SHEETS AND NET INTEREST ANALYSIS (UNAUDITED)
ON A FULLY TAXABLE-EQUIVALENT BASIS
(Dollars in thousands)

	2nd Quarter 2017		1st Quarter 2017		4th Quarter 2016		3rd Quarter 2016		2nd Quarter 2016
	Average Balance	Yield / Rate	Average Balance	Yield / Rate	Average Balance	Yield / Rate	Average Balance	Yield / Rate	Average Balance	Yield / Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (1)
Taxable	$5,192,812	4.60%	$4,976,933	4.50%	$4,676,565	4.45%	$4,554,900	4.47%	$4,406,107	4.47%
Tax-exempt (2)	41,143	4.92	27,322	4.72	26,344	4.74	21,939	4.37	16,315	4.54
Total loans, net of
unearned income	5,233,955	4.60	5,004,255	4.51	4,702,909	4.45	4,576,839	4.47	4,422,422	4.47
Mortgage loans held for sale	5,958	3.90	5,637	4.10	6,271	3.36	6,724	3.79	7,323	3.62
Debt securities:
Taxable	389,505	2.34	368,349	2.27	295,608	2.17	224,825	2.19	208,113	2.38
Tax-exempt (2)	133,590	3.38	132,578	3.45	134,748	3.54	135,272	3.73	135,954	3.73
Total securities (3)	523,095	2.60	500,927	2.58	430,356	2.60	360,097	2.77	344,067	2.91
Federal funds sold	98,598	1.17	234,460	0.90	242,211	0.62	217,158	0.64	144,206	0.59
Restricted equity securities	1,030	10.51	1,030	1.57	3,042	8.24	5,658	4.01	5,659	3.62
Interest-bearing balances with banks	109,909	1.04	295,648	0.80	601,143	0.55	590,675	0.51	393,782	0.52
Total interest-earning assets	$5,972,545	4.30%	$6,041,957	4.03%	$5,985,932	3.77%	$5,757,151	3.81%	$5,317,459	3.97%
Non-interest-earning assets:
Cash and due from banks	68,894		59,697		55,593		58,809		65,318
Net premises and equipment	49,813		44,739		30,421		25,000		23,241
Allowance for loan losses, accrued
interest and other assets	143,286		138,289		140,721		145,804		127,640
Total assets	$6,234,538		$6,284,682		$6,212,667		$5,986,764		$5,533,658

Interest-bearing liabilities:
Interest-bearing deposits:
Checking	$779,916	0.39%	$789,273	0.38%	$735,115	0.37%	$696,100	0.37%	$691,776	0.36%
Savings	48,150	0.30	50,461	0.33	51,845	0.32	43,569	0.30	41,546	0.30
Money market	2,567,817	0.64	2,694,225	0.58	2,669,513	0.56	2,471,829	0.55	2,105,420	0.52
Time deposits	537,220	1.06	530,000	1.02	527,100	1.00	519,653	0.99	498,151	1.01
Total interest-bearing deposits	3,933,103	0.64	4,063,959	0.60	3,983,573	0.58	3,731,151	0.57	3,336,893	0.56
Federal funds purchased	336,344	1.11	359,747	0.86	353,029	0.63	436,415	0.64	505,076	0.64
Other borrowings	55,130	5.22	55,239	5.26	55,315	5.16	55,410	5.15	55,521	5.20
Total interest-bearing liabilities	$4,324,577	0.74%	$4,478,945	0.68%	$4,391,917	0.64%	$4,222,976	0.64%	$3,897,490	0.64%
Non-interest-bearing liabilities:
Non-interest-bearing
demand	1,338,514		1,254,496		1,289,448		1,250,139		1,142,541
Other liabilities	13,739		16,809		14,399		14,376		13,301
Stockholders' equity	556,521		535,232		514,245		494,248		475,917
Unrealized gains on securities and
derivatives	1,187		(800)		2,658		5,025		4,409
Total liabilities and
stockholders' equity	$6,234,538		$6,284,682		$6,212,667		$5,986,764		$5,533,658
Net interest spread		3.56%		3.35%		3.13%		3.17%		3.33%
Net interest margin		3.77%		3.53%		3.30%		3.35%		3.51%

Contact: ServisFirst Bank
Davis Mange (205) 949-3420
dmange@servisfirstbank.com